UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00043

DWS Investment Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2011 Annual Report to Shareholders

DWS Growth & Income Fund

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
32 Notes to Financial Statements
43 Report of Independent Registered Public Accounting Firm
44 Tax Information
45 Investment Management Agreement Approval
50 Summary of Management Fee Evaluation by Independent Fee Consultant
54 Board Members and Officers
59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

U.S. equities, as measured by the fund's benchmark — the Russell 1000® Index — finished the annual period just barely in positive territory, with a total return of 0.91%.1 This final number obscures the fact that the index spent the majority of the year with a robust, double-digit return. Through the first 10 months of the year, an environment of accommodative monetary policy, steady global growth and strong corporate earnings buoyed investor sentiment and provided the foundation for rising stock prices.

This positive picture abruptly changed for the worse in August 2011, when a confluence of bad news hit the market all at once. The end of the U.S. Federal Reserve Board's (the Fed's) stimulative "QE2" policy, a resurgence of the European debt crisis and signs of abruptly slowing growth in the U.S. and China led to declining corporate earnings estimates and a rapid evaporation in investors' appetite for risk.2 In the four-week period from July 25 to August 19, the Russell 1000 Index plunged 17.64% and wiped out all of the gains of the previous 10 months. While stocks remained volatile through the end of September, the index managed to eke out a gain for the 12-month period. Still, investors remained on pins and needles heading into the autumn due to the growing number of potential risks to market performance.

The Class A shares of DWS Growth & Income Fund returned -1.06% during the annual period. The fund underperformed the 0.91% return of the benchmark, but it beat the -1.79% average return of its Morningstar peer group, Large Blend Funds.3 On a three-year basis, the fund's average annual return of 2.04% has outpaced both the 1.61% average annual return for the benchmark and the 0.29% Morningstar average.

The fund employs a dynamic, multifaceted stock selection process that blends growth, valuation, quality, stability and current market sentiment factors. This process worked very well for the first three-quarters of the year, but it underperformed during the down market of August and September. During this time, the traditional relationships between stock price performance and underlying company fundamentals broke down. Although we were disappointed by this development, we also recognize that the fund can lag in the short term when market conditions become highly atypical. We remain focused on our long-term goal of seeking to outperformance versus the benchmark over a full market cycle.

Positive Contributors to Fund Performance

The fund's stock selection process worked best in the health care sector, where we held a number of companies whose steady fundamentals enabled them to outperform in both the rising market of October-June and in the subsequent downturn. Our largest position, the pharmaceutical giant Bristol-Myers Squibb Co., produced a positive return in the high single digits thanks to its high dividend, solid growth prospects and attractive valuation. Also performing well for us were a number of overweights in benefits providers such as UnitedHealth Group, Inc. and Humana, Inc., services companies such as Cardinal Health, Inc., and the biotechnology companies Biogen Idec, Inc. and Cephalon Inc.4*

Our stock picks also outperformed in the financials sector, which was a significant positive given that financials were the worst-performing area of the market in the annual period. Here, the largest contributions to performance came from our underweights in major banking and brokerage stocks that lagged the broader sector by a substantial margin. Although a number of stocks fit this bill, the most important underweights were Bank of America Corp.,* Citigroup Inc.* and Goldman Sachs Group Inc.* Our overweight positions in Discover Financial Services and Chubb Corp. also added value. Clearly, financials was an area of the market where it paid to have a focus on traditional metrics such as fundamentals and valuations.

The consumer discretionary and telecommunication services sectors were also areas of strength for the fund. Our top contributors in the two areas were VF Corp. and Verizon Communications, Inc., respectively.

Negative Contributors to Fund Performance

Unfortunately, these positives were outweighed by our underperformance in other segments of the market. The largest shortfall occurred in information technology, where our over- and underweight positions both took a toll on relative performance. In terms of our overweights, our positions in Computer Sciences Corp. and Lexmark International, Inc. lagged, despite having valuations far below that of the broader sector. At the same time, we were hurt by holding underweights in some of the sector's outperforming mega-cap stocks. Most notable among these were Apple, Inc., Intel Corp.* and Oracle Corp.*

The materials and industrials sectors also proved to be difficult areas for the fund. In materials, the two largest detractors were overweights in the fertilizer producer CF Industries Holdings, Inc. and the gold mining company Newmont Mining Corp. While Newmont performed very well for the full period, it lost ground during the time we held it in the fund. In the industrials sector, no single stock stood out. Instead, a number of smaller detractors combined to cause the underperformance. Consumer staples and energy were also areas in which our stock picks failed to keep up with the benchmark.

Outlook and Positioning

In the months ahead, we are likely to see a great deal of market "noise" surrounding domestic economic data, the debt crisis in Europe and the shifting outlook for China's economy. It is possible that in this type of environment, our approach will experience short-term swings in its relative performance — both on the positive and negative sides. Still, our strategy through all markets is to "stick to our knitting" by using our disciplined and dynamic methodology to select the best individual stocks for the fund, and not to focus on short-term returns, as we believe this is critical to achieving our goal of long-term outperformance.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Growth & Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 QE2 (Quantitative Easing 2) was an asset purchase program initiated by the U.S. Federal Reserve as a means to jump-start the sluggish U.S. economy.

3 Source: Morningstar, Inc. Large-blend portfolios are fairly representative of the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

4 "Overweight" means a fund holds a higher weighting in a given sector or security compared with its benchmark index. "Underweight" means a fund holds a lower weighting in a given sector or security.

* Not held in the portfolio as of September 30, 2011.

Performance Summary September 30, 2011
Average Annual Total Returns as of 9/30/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-1.06%	2.04%	-2.25%	1.56%
Class B	-1.97%	1.05%	-3.18%	0.64%
Class C	-1.77%	1.27%	-3.00%	0.76%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-6.75%	0.05%	-3.40%	0.96%
Class B (max 4.00% CDSC)	-4.91%	0.40%	-3.32%	0.64%
Class C (max 1.00% CDSC)	-1.77%	1.27%	-3.00%	0.76%
No Sales Charges					Life of Institutional Class*
Class S	-0.68%	2.43%	-1.89%	1.91%	N/A
Institutional Class	-0.60%	2.59%	-1.75%	N/A	3.07%
Russell 1000® Index+	0.91%	1.61%	-0.91%	3.28%	4.80%

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 1.04%, 2.14%, 1.81%, 0.66% and 0.50% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Growth & Income Fund — Class A [] Russell 1000 Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/11	$14.43	$13.94	$14.06	$14.54	$14.56
9/30/10	$14.68	$14.22	$14.32	$14.79	$14.82
Distribution Information: Twelve Months as of 9/30/11: Income Dividends	$.10	$—	$.01	$.17	$.19

Morningstar Rankings — Large Blend Funds Category as of 9/30/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	874	of	1,883	46
3-Year	249	of	1,652	15
5-Year	920	of	1,408	65
10-Year	653	of	832	78
Class B 1-Year	1,031	of	1,883	55
3-Year	516	of	1,652	31
5-Year	1,159	of	1,408	82
10-Year	768	of	832	92
Class C 1-Year	993	of	1,883	53
3-Year	427	of	1,652	26
5-Year	1,122	of	1,408	79
10-Year	760	of	832	91
Class S 1-Year	791	of	1,883	42
3-Year	206	of	1,652	13
5-Year	785	of	1,408	56
10-Year	598	of	832	72
Institutional Class 1-Year	778	of	1,883	41
3-Year	185	of	1,652	12
5-Year	722	of	1,408	51

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2011 to September 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended September 30, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$831.30	$828.30	$828.40	$832.90	$833.20
Expenses Paid per $1,000*	$4.41	$7.88	$7.70	$2.94	$2.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/11	$1,020.26	$1,016.44	$1,016.65	$1,021.86	$1,022.31
Expenses Paid per $1,000*	$4.86	$8.69	$8.49	$3.24	$2.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Growth & Income Fund	.96%	1.72%	1.68%	.64%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/11	9/30/10

Common Stocks	99%	100%
Cash Equivalents	1%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	9/30/11	9/30/10

Information Technology	20%	17%
Health Care	16%	15%
Consumer Discretionary	13%	9%
Financials	12%	17%
Energy	12%	11%
Consumer Staples	10%	8%
Industrials	8%	12%
Materials	6%	5%
Telecommunication Services	2%	4%
Utilities	1%	2%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.
Ten Largest Equity Holdings at September 30, 2011 (22.1% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communications solutions	3.3%
2. Microsoft Corp. Developer of computer software	3.0%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.8%
4. ConocoPhillips Producer of petroleum and other natural gases	2.1%
5. Verizon Communications, Inc. An integrated telecommunications company	1.9%
6. Philip Morris International, Inc. Seller and distributor of tobacco products	1.9%
7. Eli Lilly & Co. Producer of pharmaceuticals	1.9%
8. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and other products	1.8%
9. Comcast Corp. A provider of video, high-speed Internet and phone services	1.7%
10. Dell, Inc. Provider of computer products and customer service	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of September 30, 2011
	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 12.9%
Hotels Restaurants & Leisure 2.5%
Chipotle Mexican Grill, Inc.* (a)	29,000	8,785,550
Las Vegas Sands Corp.*	280,300	10,746,702
Starbucks Corp. (a)	292,600	10,911,054
Wynn Resorts Ltd. (a)	270,100	31,083,108
		61,526,414
Internet & Catalog Retail 0.8%
Priceline.com, Inc.* (a)	45,000	20,225,700
Leisure Equipment & Products 0.6%
Mattel, Inc. (a)	321,800	8,331,402
Polaris Industries, Inc. (a)	112,500	5,621,625
Sturm, Ruger & Co., Inc. (a)	15,000	389,700
		14,342,727
Media 3.3%
CBS Corp. "B" (a)	1,504,100	30,653,558
Comcast Corp. "A"	2,008,900	41,986,010
McGraw-Hill Companies, Inc. (a)	77,800	3,189,800
Viacom, Inc. "B"	134,000	5,191,160
		81,020,528
Multiline Retail 1.5%
Dillard's, Inc. "A" (a)	432,331	18,797,752
Macy's, Inc.	697,200	18,350,304
		37,148,056
Specialty Retail 2.5%
Aaron's, Inc. (a)	87,800	2,216,950
Abercrombie & Fitch Co. "A"	129,600	7,978,176
Bed Bath & Beyond, Inc.*	16,800	962,808
Foot Locker, Inc. (a)	310,200	6,231,918
Genesco, Inc.*	27,800	1,432,534
Limited Brands, Inc. (a)	499,400	19,231,894
TJX Companies, Inc. (a)	371,800	20,623,746
Ulta Salon, Cosmetics & Fragrance, Inc.*	12,300	765,429
		59,443,455
Textiles, Apparel & Luxury Goods 1.7%
VF Corp. (a)	334,100	40,599,832
Consumer Staples 9.3%
Beverages 0.4%
Coca-Cola Enterprises, Inc.	215,200	5,354,176
Hansen Natural Corp.*	45,100	3,936,779
		9,290,955
Food & Staples Retailing 2.5%
Costco Wholesale Corp. (a)	236,700	19,437,804
CVS Caremark Corp. (a)	745,200	25,023,816
Walgreen Co.	249,600	8,209,344
Whole Foods Market, Inc.	116,800	7,628,208
		60,299,172
Food Products 2.9%
Bunge Ltd. (a)	71,400	4,161,906
Campbell Soup Co. (a)	83,400	2,699,658
Fresh Del Monte Produce, Inc. (a)	101,700	2,359,440
Hormel Foods Corp. (a)	26,100	705,222
Kraft Foods, Inc. "A" (a)	810,600	27,219,948
The Hershey Co.	241,300	14,294,612
Tyson Foods, Inc. "A"	1,158,900	20,118,504
		71,559,290
Household Products 0.7%
Colgate-Palmolive Co.	195,100	17,301,468
Personal Products 0.9%
Herbalife Ltd. (a)	396,400	21,247,040
Nu Skin Enterprises, Inc. "A"	38,700	1,568,124
		22,815,164
Tobacco 1.9%
Philip Morris International, Inc. (a)	738,400	46,061,392
Energy 11.4%
Energy Equipment & Services 1.5%
Basic Energy Services, Inc.*	81,300	1,151,208
Complete Production Services, Inc.*	263,600	4,968,860
Helix Energy Solutions Group, Inc.*	69,300	907,830
Helmerich & Payne, Inc.	31,700	1,287,020
National Oilwell Varco, Inc.	376,700	19,294,574
SEACOR Holdings, Inc.	4,300	344,903
Superior Energy Services, Inc.*	24,200	635,008
Weatherford International Ltd.*	572,400	6,989,004
		35,578,407
Oil, Gas & Consumable Fuels 9.9%
Apache Corp.	146,500	11,755,160
Bill Barrett Corp.*	41,600	1,507,584
Chevron Corp. (a)	731,100	67,641,372
ConocoPhillips (a)	822,200	52,061,704
CVR Energy, Inc.*	106,500	2,251,410
HollyFrontier Corp.	184,600	4,840,212
Marathon Oil Corp.	880,300	18,996,874
Marathon Petroleum Corp. (a)	437,300	11,833,338
SM Energy Co.	80,700	4,894,455
Stone Energy Corp.*	74,000	1,199,540
Tesoro Corp.* (a)	1,112,300	21,656,481
Valero Energy Corp. (a)	2,249,900	40,003,222
W&T Offshore, Inc.	137,400	1,890,624
Western Refining, Inc.* (a)	133,200	1,659,672
		242,191,648
Financials 12.0%
Capital Markets 0.3%
American Capital Ltd.*	450,200	3,070,364
Franklin Resources, Inc.	16,900	1,616,316
TD Ameritrade Holding Corp.	203,200	2,988,056
		7,674,736
Commercial Banks 2.3%
Bank of Montreal	90,200	5,037,670
KeyCorp	2,188,500	12,977,805
Regions Financial Corp.	2,044,400	6,807,852
SunTrust Banks, Inc.	992,400	17,813,580
Zions Bancorp. (a)	939,500	13,218,765
		55,855,672
Consumer Finance 2.9%
American Express Co. (a)	25,200	1,131,480
Capital One Financial Corp. (a)	936,900	37,129,347
Cash America International, Inc.	8,500	434,860
Discover Financial Services (a)	1,421,300	32,604,622
World Acceptance Corp.*	7,800	436,410
		71,736,719
Diversified Financial Services 1.6%
CBOE Holdings, Inc.	48,600	1,189,242
CME Group, Inc. "A" (a)	75,700	18,652,480
IntercontinentalExchange, Inc.* (a)	22,000	2,601,720
NYSE Euronext	148,300	3,446,492
The NASDAQ OMX Group, Inc.*	537,500	12,437,750
		38,327,684
Insurance 3.9%
ACE Ltd.	470,200	28,494,120
Allied World Assurance Co. Holdings AG	85,800	4,608,318
Arch Capital Group Ltd.* (a)	61,500	2,009,512
Assurant, Inc.	43,200	1,546,560
Berkshire Hathaway, Inc. "A"*	18	1,922,400
Chubb Corp. (a)	605,900	36,347,941
Everest Re Group Ltd.	16,400	1,301,832
Fidelity National Financial, Inc. "A"	83,200	1,262,976
First American Financial Corp.	25,100	321,280
Mercury General Corp.	9,000	345,150
PartnerRe Ltd.	28,100	1,468,787
ProAssurance Corp.	11,700	842,634
The Travelers Companies, Inc. (a)	247,400	12,055,802
XL Group PLC	72,300	1,359,240
		93,886,552
Real Estate Investment Trusts 1.0%
American Capital Agency Corp. (REIT)	282,000	7,642,200
Annaly Capital Management, Inc. (REIT)	462,100	7,684,723
Public Storage (REIT) (a)	55,600	6,191,060
Rayonier, Inc. (REIT) (a)	58,350	2,146,697
		23,664,680
Health Care 15.5%
Biotechnology 1.5%
Alexion Pharmaceuticals, Inc.*	43,600	2,793,016
Biogen Idec, Inc.* (a)	348,000	32,416,200
		35,209,216
Health Care Providers & Services 6.0%
Aetna, Inc.	730,200	26,542,770
AmerisourceBergen Corp. (a)	41,000	1,528,070
Cardinal Health, Inc.	218,500	9,150,780
CIGNA Corp.	60,900	2,554,146
Coventry Health Care, Inc.*	329,800	9,501,538
Humana, Inc.	538,400	39,157,832
UnitedHealth Group, Inc. (a)	871,700	40,202,804
WellPoint, Inc. (a)	280,800	18,330,624
		146,968,564
Life Sciences Tools & Services 0.1%
Thermo Fisher Scientific, Inc.*	44,700	2,263,608
Pharmaceuticals 7.9%
Abbott Laboratories (a)	650,600	33,271,684
Bristol-Myers Squibb Co. (a)	1,364,400	42,814,872
Eli Lilly & Co.	1,223,200	45,221,704
Endo Pharmaceuticals Holdings, Inc.*	207,000	5,793,930
Forest Laboratories, Inc.*	985,100	30,331,229
Johnson & Johnson (a)	30,800	1,962,268
Merck & Co., Inc.	655,000	21,425,050
Par Pharmaceutical Companies, Inc.* (a)	139,500	3,713,490
Pfizer, Inc.	257,200	4,547,296
Watson Pharmaceuticals, Inc.*	42,300	2,886,975
		191,968,498
Industrials 7.7%
Aerospace & Defense 3.6%
Alliant Techsystems, Inc.	13,900	757,689
Embraer SA (ADR)	52,600	1,334,462
General Dynamics Corp.	354,400	20,161,816
HEICO Corp.	17,800	876,472
L-3 Communications Holdings, Inc.	60,100	3,724,397
Lockheed Martin Corp.	47,600	3,457,664
Northrop Grumman Corp. (a)	761,400	39,714,624
Precision Castparts Corp.	40,400	6,280,584
Raytheon Co.	265,600	10,855,072
Triumph Group, Inc. (a)	18,600	906,564
		88,069,344
Airlines 0.3%
Alaska Air Group, Inc.* (a)	137,800	7,756,762
Commercial Services & Supplies 0.1%
Cintas	40,400	1,136,856
Clean Harbors, Inc.*	18,600	954,180
		2,091,036
Construction & Engineering 1.2%
Chicago Bridge & Iron Co. NV	68,700	1,966,881
EMCOR Group, Inc.* (a)	136,000	2,764,880
Fluor Corp. (a)	393,100	18,298,805
KBR, Inc.	196,000	4,631,480
MasTec, Inc.* (a)	92,200	1,623,642
		29,285,688
Industrial Conglomerates 1.0%
Tyco International Ltd. (a)	607,200	24,743,400
Machinery 0.3%
AGCO Corp.*	74,800	2,585,836
Eaton Corp.	50,800	1,803,400
Timken Co.	58,100	1,906,842
		6,296,078
Marine 0.1%
Kirby Corp.*	17,600	926,464
Professional Services 0.0%
Towers Watson & Co. "A"	8,900	532,042
Road & Rail 0.6%
Ryder System, Inc.	400,400	15,019,004
Trading Companies & Distributors 0.5%
GATX Corp. (a)	15,000	464,850
W.W. Grainger, Inc. (a)	78,700	11,768,798
		12,233,648
Information Technology 20.1%
Communications Equipment 0.5%
Motorola Solutions, Inc. (a)	284,000	11,899,600
Computers & Peripherals 6.2%
Apple, Inc.*	213,800	81,496,284
Dell, Inc.* (a)	2,945,800	41,683,070
Lexmark International, Inc. "A"*	331,100	8,949,633
Western Digital Corp.* (a)	757,700	19,488,044
		151,617,031
Electronic Equipment, Instruments & Components 1.9%
Anixter International, Inc. (a)	60,900	2,889,096
Arrow Electronics, Inc.*	317,800	8,828,484
Avnet, Inc.*	183,100	4,775,248
Ingram Micro, Inc. "A"*	150,700	2,430,791
TE Connectivity Ltd.	335,100	9,429,714
Tech Data Corp.* (a)	240,900	10,414,107
Vishay Intertechnology, Inc.* (a)	991,100	8,285,596
		47,053,036
Internet Software & Services 2.6%
eBay, Inc.* (a)	1,410,900	41,607,441
IAC/InterActiveCorp.* (a)	549,600	21,736,680
Sohu.com, Inc.* (a)	16,300	785,660
		64,129,781
IT Services 3.0%
Amdocs Ltd.*	54,600	1,480,752
Automatic Data Processing, Inc. (a)	692,200	32,637,230
Computer Sciences Corp. (a)	353,020	9,478,587
Fiserv, Inc.*	161,800	8,214,586
MasterCard, Inc. "A" (a)	45,300	14,367,348
Total System Services, Inc.	140,200	2,373,586
Western Union Co.	259,800	3,972,342
		72,524,431
Semiconductors & Semiconductor Equipment 1.8%
Altera Corp. (a)	444,800	14,024,544
Applied Materials, Inc.	595,700	6,165,495
GT Advanced Technologies, Inc.* (a)	189,300	1,328,886
Kulicke & Soffa Industries, Inc.*	109,800	819,108
LSI Corp.*	794,900	4,117,582
Micron Technology, Inc.* (a)	1,368,100	6,895,224
Photronics, Inc.* (a)	86,100	428,778
Teradyne, Inc.*	79,200	871,992
Texas Instruments, Inc. (a)	308,900	8,232,185
		42,883,794
Software 4.1%
Activision Blizzard, Inc.	1,028,400	12,237,960
ANSYS, Inc.*	54,500	2,672,680
CA, Inc.	252,200	4,895,202
Microsoft Corp. (a)	2,893,400	72,016,726
Symantec Corp.*	477,800	7,788,140
		99,610,708
Materials 5.9%
Chemicals 3.4%
CF Industries Holdings, Inc.	263,300	32,488,587
E.I. du Pont de Nemours & Co. (a)	648,700	25,928,539
OM Group, Inc.*	36,200	940,114
PPG Industries, Inc. (a)	140,300	9,913,598
Rockwood Holdings, Inc.*	126,400	4,258,416
The Mosaic Co. (a)	190,500	9,328,785
Westlake Chemical Corp. (a)	33,500	1,148,380
		84,006,419
Metals & Mining 1.6%
Barrick Gold Corp.	396,700	18,506,055
Newmont Mining Corp. (a)	310,900	19,555,610
		38,061,665
Paper & Forest Products 0.9%
Domtar Corp. (a)	197,400	13,456,758
International Paper Co.	394,300	9,167,475
		22,624,233
Telecommunication Services 2.4%
Diversified Telecommunication Services 1.9%
Verizon Communications, Inc. (a)	1,266,000	46,588,800
Wireless Telecommunication Services 0.5%
China Mobile Ltd. (ADR)	61,500	2,995,665
Telephone & Data Systems, Inc. (a)	20,300	431,375
Vodafone Group PLC (ADR) (a)	382,200	9,803,430
		13,230,470
Utilities 1.1%
Electric Utilities 0.0%
PNM Resources, Inc.	23,600	387,748
Independent Power Producers & Energy Traders 0.7%
NRG Energy, Inc.* (a)	752,318	15,956,664
Multi-Utilities 0.4%
Ameren Corp.	327,800	9,758,606
Total Common Stocks (Cost $2,590,740,807)		2,394,246,589

Securities Lending Collateral 39.6%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $963,168,070)	963,168,070	963,168,070

Cash Equivalents 1.2%
Central Cash Management Fund, 0.10% (b) (Cost $28,809,440)	28,809,440	28,809,440

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,582,718,317)+	139.1	3,386,224,099
Other Assets and Liabilities, Net (a)	(39.1)	(951,848,226)
Net Assets	100.0	2,434,375,873

* Non-income producing security.

+ The cost for federal income tax purposes was $3,591,420,867. At September 30, 2011, net unrealized depreciation for all securities based on tax cost was $205,196,768. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $74,741,650 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $279,938,418.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2011 amounted to $915,670,923, which is 37.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At September 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 E-Mini Index	USD	12/16/2011	585	32,935,500	(951,188)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$2,394,246,589	$—	$—	$2,394,246,589
Short-Term Investments (d)	991,977,510	—	—	991,977,510
Total	$3,386,224,099	$—	$—	$3,386,224,099
Liabilities
Derivatives (e)	$(951,188)	$—	$—	$(951,188)
Total	$(951,188)	$—	$—	$(951,188)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended September 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of September 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,590,740,807) — including $915,670,923 of securities loaned	$2,394,246,589
Investment in Daily Assets Fund Institutional (cost $963,168,070)*	963,168,070
Investment in Central Cash Management Fund (cost $28,809,440)	28,809,440
Total investments in securities, at value (cost $3,582,718,317)	3,386,224,099
Cash	954,711
Foreign currency, at value (cost $34,862)	34,311
Deposits with brokers for open futures contracts	7,102,924
Receivable for Fund shares sold	4,896,500
Dividends receivable	3,361,383
Interest receivable	56,159
Foreign taxes recoverable	7,087
Other assets	37,137
Total assets	3,402,674,311
Liabilities
Payable upon return of securities loaned	963,168,070
Payable for investments purchased	941,791
Payable for Fund shares redeemed	801,171
Payable for daily variation margin on futures contracts	951,188
Accrued management fee	766,712
Other accrued expenses and payables	1,669,506
Total liabilities	968,298,438
Net assets, at value	$2,434,375,873
Net Assets Consist of
Undistributed net investment income	4,037,011
Net unrealized appreciation (depreciation) on: Investments	(196,494,218)
Futures	(951,188)
Foreign currency	(561)
Accumulated net realized gain (loss)	(566,422,457)
Paid-in capital	3,194,207,286
Net assets, at value	$2,434,375,873

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($39,245,894 ÷ 2,719,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.43
Maximum offering price per share (100 ÷ 94.25 of $14.43)	$15.31
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($943,888 ÷ 67,693 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.94
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,476,255 ÷ 318,344 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.06
Class S Net Asset Value, offering and redemption price per share ($2,357,986,239 ÷ 162,161,340 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.54
Institutional Class Net Asset Value, offering and redemption price per share ($31,723,597 ÷ 2,178,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended September 30, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,501)	$46,156,648
Interest	351
Income distributions — Central Cash Management Fund	41,992
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	735,992
Total income	46,934,983
Expenses: Management fee	9,206,527
Administration fee	2,576,818
Services to shareholders	4,115,739
Distribution and service fees	175,613
Custodian fee	36,950
Professional fees	173,592
Reports to shareholders	181,053
Registration fees	73,665
Trustees' fees and expenses	79,878
Other	84,798
Total expenses	16,704,633
Net investment income (loss)	30,230,350
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	302,245,147
Futures	1,835,500
304,080,647
Change in net unrealized appreciation (depreciation) on: Investments	(386,438,214)
Futures	(1,241,281)
Foreign currency	(634)
(387,680,129)
Net gain (loss)	(83,599,482)
Net increase (decrease) in net assets resulting from operations	$(53,369,132)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$30,230,350	$33,286,723
Net realized gain (loss)	304,080,647	195,450,499
Change in net unrealized appreciation (depreciation)	(387,680,129)	(25,000,040)
Net increase (decrease) in net assets resulting from operations	(53,369,132)	203,737,182
Distributions to shareholders from: Net investment income: Class A	(292,876)	(466,733)
Class B	—	(1,986)
Class C	(1,971)	(12,158)
Class S	(25,189,797)	(32,696,730)
Institutional Class	(424,894)	(316,243)
Total distributions	(25,909,538)	(33,493,850)
Fund share transactions: Proceeds from shares sold	541,400,012	71,647,227
Reinvestment of distributions	23,852,405	30,561,103
Payments for shares redeemed	(353,921,389)	(281,027,835)
Net increase (decrease) in net assets from Fund share transactions	211,331,028	(178,819,505)
Increase from regulatory settlements (see Note H)	—	29,777
Increase (decrease) in net assets	132,052,358	(8,546,396)
Net assets at beginning of period	2,302,323,515	2,310,869,911
Net assets at end of period (including undistributed net investment income of $4,037,011 and $5,607, respectively)	$2,434,375,873	$2,302,323,515

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended September 30,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.68	$13.65	$14.02	$22.80		$22.91
Income (loss) from investment operations: Net investment income (loss)a	.14	.15	.16	.15		.17
Net realized and unrealized gain (loss)	(.29)	1.03	(.36)	(4.76)		2.17
Total from investment operations	(.15)	1.18	(.20)	(4.61)		2.34
Less distributions from: Net investment income	(.10)	(.15)	(.17)	(.14)		(.20)
Net realized gains	—	—	—	(4.03)		(2.25)
Total distributions	(.10)	(.15)	(.17)	(4.17)		(2.45)
Net asset value, end of period	$14.43	$14.68	$13.65	$14.02		$22.80
Total Return (%)b	(1.06)	8.68	(1.19)	(24.06	)c	10.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	44	44	49		76
Ratio of expenses before expense reductions (%)	.98	1.04	1.09	1.02		1.00
Ratio of expenses after expense reductions (%)	.98	1.04	1.09	1.01		1.00
Ratio of net investment income (loss) (%)	.84	1.06	1.39	.83		.74
Portfolio turnover rate (%)	191	137	76	154		271
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Class B	2011	2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.22	$13.23		$13.60	$22.27		$22.45
Income (loss) from investment operations: Net investment income (loss)a	(.00 )*	.00	*	.05	(.01)		(.01)
Net realized and unrealized gain (loss)	(.28)	1.00		(.36)	(4.62)		2.11
Total from investment operations	(.28)	1.00		(.31)	(4.63)		2.10
Less distributions from: Net investment income	—	(.01)		(.06)	(.01)		(.03)
Net realized gains	—	—		—	(4.03)		(2.25)
Total distributions	—	(.01)		(.06)	(4.04)		(2.28)
Net asset value, end of period	$13.94	$14.22		$13.23	$13.60		$22.27
Total Return (%)b	(1.97)	7.60	c	(2.17)	(24.77	)c	9.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1		2	4		10
Ratio of expenses before expense reductions (%)	1.89	2.14		2.08	1.96		1.85
Ratio of expenses after expense reductions (%)	1.89	2.11		2.08	1.93		1.85
Ratio of net investment income (loss) (%)	(0.07)	.02		.39	(.09)		(.11)
Portfolio turnover rate (%)	191	137		76	154		271
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.32	$13.31	$13.68	$22.35	$22.51
Income (loss) from investment operations: Net investment income (loss)a	.03	.05	.08	.02	(.00 )*
Net realized and unrealized gain (loss)	(.28)	1.00	(.38)	(4.65)	2.13
Total from investment operations	(.25)	1.05	(.30)	(4.63)	2.13
Less distributions from: Net investment income	(.01)	(.04)	(.07)	(.01)	(.04)
Net realized gains	—	—	—	(4.03)	(2.25)
Total distributions	(.01)	(.04)	(.07)	(4.04)	(2.29)
Net asset value, end of period	$14.06	$14.32	$13.31	$13.68	$22.35
Total Return (%)b	(1.77)	7.90	(2.02)	(24.65)	9.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	5	8
Ratio of expenses (%)	1.71	1.81	1.86	1.79	1.79
Ratio of net investment income (loss) (%)	.11	.29	.61	.05	(.05)
Portfolio turnover rate (%)	191	137	76	154	271
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

	Years Ended September 30,
Class S	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$14.79	$13.75	$14.13	$22.95		$23.05
Income (loss) from investment operations: Net investment income (loss)a	.20	.21	.20	.21		.25
Net realized and unrealized gain (loss)	(.28)	1.04	(.37)	(4.79)		2.19
Total from investment operations	(.08)	1.25	(.17)	(4.58)		2.44
Less distributions from: Net investment income	(.17)	(.21)	(.21)	(.21)		(.29)
Net realized gains	—	—	—	(4.03)		(2.25)
Total distributions	(.17)	(.21)	(.21)	(4.24)		(2.54)
Net asset value, end of period	$14.54	$14.79	$13.75	$14.13		$22.95
Total Return (%)	(.68)	9.13	(.86)	(23.79	)b	10.97	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,358	2,217	2,236	2,568		4,145
Ratio of expenses before expense reductions (%)	.64	.66	.69	.66		.65
Ratio of expenses after expense reductions (%)	.64	.66	.69	.65		.64
Ratio of net investment income (loss) (%)	1.18	1.44	1.79	1.19		1.10
Portfolio turnover rate (%)	191	137	76	154		271
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended September 30,
Institutional Class	2011	2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$14.82	$13.78	$14.15	$22.98	$23.07
Income (loss) from investment operations: Net investment income (loss)a	.21	.23	.22	.24	.28
Net realized and unrealized gain (loss)	(.28)	1.05	(.36)	(4.81)	2.19
Total from investment operations	(.07)	1.28	(.14)	(4.57)	2.47
Less distributions from: Net investment income	(.19)	(.24)	(.23)	(.23)	(.31)
Net realized gains	—	—	—	(4.03)	(2.25)
Total distributions	(.19)	(.24)	(.23)	(4.26)	(2.56)
Net asset value, end of period	$14.56	$14.82	$13.78	$14.15	$22.98
Total Return (%)	(.60)	9.30	(.61)	(23.69)	11.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	36	24	22	33
Ratio of expenses (%)	.53	.50	.50	.51	.50
Ratio of net investment income (loss) (%)	1.29	1.60	1.98	1.33	1.24
Portfolio turnover rate (%)	191	137	76	154	271
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Growth & Income Fund (the "Fund") is a diversified series of DWS Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $558,671,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2017 ($139,947,000) and September 30, 2018 ($418,724,000), the respective expiration dates, whichever occurs first.

During the year ended September 30, 2011, the Fund utilized $293,033,000 of prior year capital loss carryforwards.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax provisions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$4,037,011
Capital loss carryforwards	$(558,671,000)
Net unrealized appreciation (depreciation) on investments	$(205,196,768)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2011	2010
Distributions from ordinary income	$25,909,538	$33,493,850

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2011, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs, while maintaining exposure to the stock market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2011, the investment in futures contracts had a total notional value generally indicative of a range from approximately $19,547,000 to $65,775,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2011 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(951,188)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on futures. Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$1,835,500

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(1,241,281)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended September 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $5,048,416,621 and $4,853,350,060, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.360%
Next $1.5 billion of such net assets	.355%
Next $5.0 billion of such net assets	.345%
Next $5.0 billion of such net assets	.335%
Next $5.0 billion of such net assets	.325%
Over $17.5 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.36% of the Fund's average daily net assets.

For the period from October 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.07%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2011, the Administration Fee was $2,576,818, of which $214,796 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at September 30, 2011
Class A	$97,072	$24,173
Class B	4,326	1,111
Class C	8,179	2,158
Class S	2,663,385	679,684
Institutional Class	2,379	914
	$2,775,341	$708,040

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investors Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended September 30, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2011
Class B	$9,020	$620
Class C	36,816	2,876
	$45,836	$3,496

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2011	Annual Effective Rate
Class A	$114,629	$20,374	.24%
Class B	2,961	443	.25%
Class C	12,187	1,984	.25%
	$129,777	$22,801

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2011 aggregated $6,173.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2011, the CDSC for Class B and C shares aggregated $2,014 and $1,048, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,797, of which $8,892 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2011.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	349,015	$5,764,286	359,717	$5,193,321
Class B	13,984	228,496	13,385	186,443
Class C	118,360	1,907,539	53,400	754,892
Class S	31,031,199	528,880,491	2,971,674	43,221,264
Institutional Class	266,586	4,619,200	1,579,868	22,291,307
		$541,400,012		$71,647,227
Shares issued to shareholders in reinvestment of distributions
Class A	17,729	$282,433	31,042	$449,101
Class B	—	—	141	1,967
Class C	107	1,548	806	11,263
Class S	1,437,504	23,143,530	2,040,009	29,782,529
Institutional Class	26,249	424,894	21,670	316,243
		$23,852,405		$30,561,103
Shares redeemed
Class A	(612,947)	$(10,126,571)	(663,821)	$(9,483,822)
Class B	(30,853)	(489,131)	(95,751)	(1,342,079)
Class C	(81,327)	(1,296,537)	(78,484)	(1,106,912)
Class S	(20,202,755)	(332,686,952)	(17,711,513)	(256,566,417)
Institutional Class	(560,098)	(9,322,198)	(896,827)	(12,528,605)
		$(353,921,389)		$(281,027,835)
Net increase (decrease)
Class A	(246,203)	$(4,079,852)	(273,062)	$(3,841,400)
Class B	(16,869)	(260,635)	(82,225)	(1,153,669)
Class C	37,140	612,550	(24,278)	(340,757)
Class S	12,265,948	219,337,069	(12,699,830)	(183,562,624)
Institutional Class	(267,263)	(4,278,104)	704,711	10,078,945
		$211,331,028		$(178,819,505)

G. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2011, there was one non-affiliated shareholder account which held approximately 15% of the outstanding shares of the Fund.

H. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $17,368. In addition, the Fund received $12,409 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended September 30, 2010. The amounts of the payments were less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investment Trust and Shareholders of DWS Growth & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Growth & Income Fund (the "Fund") at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts November 21, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended September 30, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $50,798,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisers, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of September 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUWAX	SUWBX	SUWCX	SCDGX	SUWIX
CUSIP Number	23338J 806	23338J 889	23338J 871	23338J 855	23338J 830
Fund Number	464	664	764	2064	550

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GROWTH & INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$78,762	$0	$0	$0
2010	$78,762	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Growth & Income Fund, a series of DWS Investment Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	November 30, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2011